SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934 (Amendment No. )

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Hovnanian Enterprises, Inc.
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be held on March 16, 2010

HOVNANIAN ENTERPRISES, INC.
Meeting Information

Meeting Type:      Annual
For holders as of:   January 19, 2010
Date:   March 16, 2010   Time: 10:30 a.m.

Location:   The offices of Simpson Thacher & Bartlett LLP
425 Lexington Avenue,
New York, N.Y. 10017

Hovnanian Enterprised, Inc. 110 West Front Street P. O. Box 500 Red Bank, NJ 07701
1. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

2. The proxy statement and annual report to security holders are available at www.proxyvote.com.

3. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before March 2, 2010 to facilitate timely delivery.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT               ANNUAL REPORT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents or proxy materials for future meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:        www.proxyvote.com
2) BY TELEPHONE:    1-800-579-1639
3) BY E-MAIL*:            sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 2, 2010 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: Please call our Investor Relations department at 1-800-815-9680 for directions to the Company's 2010 Annual Meeting. Please check the meeting materials for special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
Proposals to be voted on at our Annual Meeting are listed below along with the Board of Director's recommendations.
The Board of Directors recommends that you vote FOR each of the nominees listed in proposal 1 and FOR proposals 2 and 3.
Vote on Directors
1.	Election of directors.
Nominees:
	01)	Ara K. Hovnanian	05) John J. Robbins
	02)	Robert B. Coutts	06) J. Larry Sorsby
	03)	Edward A. Kangas	07) Stephen D. Weinroth
	04)	Joseph A. Marengi

Vote on Proposal

2.	Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2010.

3.	Approval of amendments to our Amended and Restated 2008 Stock Incentive Plan.

4.	Consideration of such other business as may properly come before the Annual Meeting and any adjournments thereof.